                                                                  Exhibit(a)(13)

                              LETTER OF TRANSMITTAL
                     To Accompany Certificates Representing
                             Shares of Common Stock

                                       of

                                ZYCON CORPORATION
                        IN EXCHANGE FOR A CASH PAYMENT OF
                       $18.00 PER SHARE (WITHOUT INTEREST)

                            PURSUANT TO THE MERGER OF
                             HADCO ACQUISITION CORP.
                         WITH AND INTO ZYCON CORPORATION


              To The First National Bank of Boston, Transfer Agent


               By Mail:                      By Facsimile Transmission:                         By Hand:
    Shareholder Services Division                                                       BancBoston Trust Company
            P.O. Box 1889                          (617) 575-2232                              of New York
         Mail Stop: 45-02-53                             or                             55 Broadway, Third Floor
     Boston, Massachusetts 02105                   (617) 575-2233                          New York, New York

                                            Confirm Receipt of Letter of                  By Overnight Courier:
                                              Transmittal by Telephone:             The First National Bank of Boston
                                                   (617) 575-3120                     Shareholder Services Division
                                               (For Confirmation Only)                      150 Royall Street
                                                                                           Mail Stop: 45-02-53
                                                                                       Canton, Massachusetts 02021


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES SURRENDERED
------------------------------------------------------------------------------------------------------------------
           Name(s) and Address(es) of Registered Holder(s)                           Shares Surrendered
                      (Please fill in, if blank)                        (Attach additional list, if necessary)
------------------------------------------------------------------------------------------------------------------
                                                                                                 Total Number
                                                                                                   of Shares
                                                                             Certificate        Represented by
                                                                              Number(s)         Certificate(s)
                                                                        ------------------------------------------

                                                                        ------------------------------------------

                                                                        ------------------------------------------

                                                                        ------------------------------------------

                                                                        ------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                        Total Shares
------------------------------------------------------------------------------------------------------------------
                                      NOTE: SIGNATURES MUST BE PROVIDED BELOW
------------------------------------------------------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned has received a copy of the Notice of Merger dated January 16, 1997 and the Notice of Appraisal Rights dated January 16, 1997, including all exhibits thereto (collectively the "Notice of Merger"), relating to the merger (the "Merger") of Hadco Acquisition Corp., a Delaware corporation, with and into Zycon Corporation, a Delaware corporation (the "Company"). Pursuant to the terms of the Merger, the undersigned holder of certificates representing shares of common stock, par value $.001 per share (the "Shares"), of the Company hereby surrenders such certificates in order to receive payment therefor as provided in the Notice of Merger.

         You are hereby instructed to make payment, without interest, in the amount of $18.00 per Share formerly evidenced by the enclosed certificate(s) (subject to the withholdings described below) by mailing to the address set forth in the face hereof a check or checks payable to the undersigned hereto(s), unless otherwise indicated herein under "Special Payment Instructions" or "Special Delivery Instructions".

         The undersigned represents that the undersigned has full power and authority to surrender the certificates submitted in connection herewith and that upon payment as directed to be made above, the Company, as the corporation surviving the Merger, will not be subject to any adverse claim in respect of such certificates or the Shares formerly represented by such certificates. The undersigned further represents that the undersigned has reviewed the Notice of Merger.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

         The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Transfer Agent or the Company in connection with the surrender of the certificate(s) surrendered hereby.

                                  INSTRUCTIONS

         1. EXECUTION AND DELIVERY. This Letter of Transmittal or a facsimile hereof must be properly filled in, dated and signed, and must be delivered (together with your stock certificate) to the Transfer Agent at the address set forth on the face hereof.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE UNDERSIGNED, BUT IT IS RECOMMENDED THAT DOCUMENTS BE DELIVERED EITHER THROUGH YOUR BROKER OR BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. DELIVERY SHALL BE EFFECTED AND THE RISK OF LOSS AND TITLE TO THE CERTIFICATES SHALL PASS ONLY UPON PROPER DELIVERY OF THE CERTIFICATES TO THE TRANSFER AGENT.

         2. INSUFFICIENT SPACE. If there is insufficient space to list all your certificates being submitted, please attach and sign a separate list.

         3. SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) surrendered herewith, the signature(s) must correspond exactly with the name(s) of such registered holder(s) on the face of the certificate(s).

         If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in any other fiduciary or representative capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

         Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution.

         4. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

         5. STOCK TRANSFER TAXES. The Company will bear the liability for any state stock transfer taxes applicable to the stock certificates and delivery of checks in connection with the Merger; provided, however, that if any such check is to be issued, pursuant to any special instructions received by the Transfer Agent, to any person other than the registered holder of the certificates surrendered, it shall be a condition of the issuance and delivery of such check that the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person shall be delivered to the Transfer Agent or satisfactory evidence of payment of such taxes, or exemption therefrom, shall be submitted before such check will be issued.

         6. LOST OR DESTROYED STOCK CERTIFICATE. If your certificate(s) formerly representing Shares of common stock has been either lost or destroyed, check the box on the reverse of this Letter of Transmittal. In such event, the Transfer Agent will forward additional documentation necessary to be completed in order to replace such lost or destroyed certificate(s).

         7. TAX INFORMATION. In order to avoid "backup withholding" of Federal income tax on the cash received upon the surrender of certificates, a holder thereof must, unless an exemption applies, provide the Transfer Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for the surrender of certificates may be subject to backup withholding of 31%.

         Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the certificates or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates. The box in Part 3 of the Substitute Form W-9 may be checked if the person surrendering the certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 has been checked, the person surrendering the certificates must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Transfer Agent will withhold 31% of all payments with respect to surrendered certificates made prior to the time it is provided with a properly-certified TIN.

         Exempt person (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting a statement (usually on Form W-8), signed under penalties of perjury, certifying such person's foreign status. Form W-8 can be obtained from the Transfer Agent. A certificate holder should consult his tax advisor as to his qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

         For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

[ ]      CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE IN REPLACING THEM. UPON
         RECEIPT OF NOTIFICATION ON THIS LETTER OF TRANSMITTAL, THE TRANSFER AGENT WILL CONTACT YOU DIRECTLY WITH
         REPLACEMENT INSTRUCTIONS.


-------------------------------------------------------        ------------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTION 4)                                            (SEE INSTRUCTION 4)
     To be completed ONLY if the check is to be                     To be completed ONLY if the check is to be sent
issued in the name of someone other than the                   to someone other than the undersigned, or to the
undersigned.                                                   undersigned at an address other than that shown above.
Issue check to:                                                Mail check to:


Name:____________________________________________              Name:____________________________________________
                    (Please Print)                                                (Please Print)


Address:_________________________________________              Address:_________________________________________


_________________________________________________              _________________________________________________
                  (Include Zip Code)                                            (Include Zip Code)


_________________________________________________              _________________________________________________
   (Employer Identification or Social Security No.)              (Employer Identification or Social Security No.)

-------------------------------------------------------        ------------------------------------------------------

     ---------------------------------------------------------------------
                                                                           SIGN
SIGN                                SIGN HERE
HERE              (ALSO COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)           HERE

     _____________________________________________________________________

     _____________________________________________________________________
                       (Signature(s) of Shareholder(s))

     Dated:_______________________________________________________________
     (Must be signed by the registered holder(s) exactly as their name(s) appear(s) on the certificate(s) representing Shares or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information and see Instruction 3.)

     Name(s):_____________________________________________________________
                             (PLEASE TYPE OR PRINT)

     Capacity (Full Title):_______________________________________________

     Address:_____________________________________________________________

     _____________________________________________________________________
                               (INCLUDE ZIP CODE)

     Area Code and Telephone No. (   )____________________________________
     Employer Identification No. or
     Social Security No.__________________________________________________


                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 3)

     Authorized Signature:________________________________________________

     Name:________________________________________________________________
                                 (PLEASE PRINT)

     Name of Firm Guaranteeing Signatures:________________________________

                                          ________________________________

     Address:_____________________________________________________________

     _____________________________________________________________________
                               (INCLUDE ZIP CODE)

     Area Code and Telephone No.(    )____________________________________

     Dated:_______________________________________________________________

     ---------------------------------------------------------------------

                                  PAYER'S NAME: THE FIRST NATIONAL BANK OF BOSTON
------------------------------------------------------------------------------------------------------------------
                               Part 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT
                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW     ___________________________
                                                                                      Social Security Number

                                                                                 OR_________________________
                                                                                  Employer Identification Number
                               -----------------------------------------------------------------------------------
SUBSTITUTE                     Part 2-Certification-Under penalties of perjury. I certify that:    Part 3
FORM W-9                       (1)  The number shown on this form is my correct Taxpayer
                                    Identification Number (or I am waiting for a number to be
                                    issued to me) and
DEPARTMENT OF THE              (2)  I am not subject to backup withholding because (i) I am        Awaiting
TREASURY                            exempt from backup withholding, (ii) I have not been           TIN [ ]
INTERNAL REVENUE                    notified by the Internal Revenue Service ("IRS") that I
SERVICE                             am subject to backup withholding as a result of failure
                                    to report all interests or dividends, or (iii) the IRS
                                    has notified me that I am no longer subject to backup
                                    withholding.
                               -----------------------------------------------------------------------------------

                                    Certificate instructions - You must cross out item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup
Payer's Request for            withholding, do not cross out item (2)
Taxpayer Identification
Number ("TIN")
                                    SIGNATURE_________________________________________  Date______________, 1997

                                             _________________________________________
                                             Name (Please Print)

------------------------------------------------------------------------------------------------------------------

NOTE:         FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS
              MADE TO YOU PURSUANT TO THE MERGER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
              TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31% of all reportable payments made to me will be withheld until I provide a properly-certified taxpayer identification number to the Disbursing Agent.



________________________________________________      __________________, 1997
                  SIGNATURE                                   DATE

________________________________________________
             NAME (PLEASE PRINT)

--------------------------------------------------------------------------------